                                                                    EXHIBIT 10.8

                            NONCOMPETITTON AGREEMENT

         THIS NONCOMPETITION AGREEMENT is made as of February 12, 1999, by and between Bay State Gas Company, a Massachusetts corporation ("Company"), and Roger A. Young ("Young").

                                    RECITALS

                  l. Pursuant to the Agreement and Plan of Merger dated as of December 18, 1997 ("Merger Agreement") by and among NIPSCO Industries, Inc, ("NIPSCO"), the Company (which was previously named Acquisition Gas Company) and Bay State Gas Company, a Massachusetts corporation ("Bay State"), Bay State merged on this date with and into the Company ("Merger").

                  2. The Company and Young desire to enter arrangements to preclude Young from engaging in activities during his employment and upon his termination of employment with the Company (or any corporation which is a direct or indirect subsidiary of NIPSCO) which compete with the Company, NIPSCO and its subsidiaries or any of their predecessors.

         NOW THEREFORE, in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Young, each intending to be legally bound, agree as follows:

                      1. COVENANTS CONCERNING COMPETITION

         (a) Covenant Not To Compete. During the term of Young's employment with the Company and for a period of three years thereafter, Young will not in any manner, directly or indirectly:

                  (i) manage, consult, be employed by, operate, join, promote, be compensated by, render advice to, control or participate in the business of any individual, firm, corporation, institution or company engaged in the Same or Similar Activities (as defined below) carried on by Bay State, the Company, NIPSCO or its subsidiaries or any of their predecessors in any of the United States (excluding Alaska and Hawaii); or

                  (ii) own or have any ownership interest in any privately-held corporation, firm, institution or company engaged in the Same or Similar Activities carried on by Bay State, the Company, NIPSCO or its subsidiaries or any of their predecessors in any of the United States (excluding Alaska and Hawaii); or

                  (iii) own or have an ownership interest of more than 2% of the publicly-traded securities of any public corporation, firm, institution or company engaged in the Same or Similar Activities carried on by Bay State, the Company, NIPSCO or its subsidiaries or any of their predecessors in any of the United States (excluding Alaska and Hawaii).

         For purposes of the Noncompetition Agreement, Same or Similar Activities shall mean the operation of a: (i) natural gas utility business, (ii) electric utility business, (iii) gas or electric generator business, (iv) gas or electric distribution business, (v) gas transportation business, (vi) gas pipeline or transmission business, (vii) pipeline construction business, (viii) utility locating and marking services business, (ix) business involving the provision of non-regulated energy products and services of a type provided by Bay State as of this date, and (x) any business involving gas storage facilities.

         (b) Non-Solicitation. During the term of Young's employment with the Company and for a period of three years thereafter, Young will not in any manner, directly or indirectly, cause, persuade, solicit, induce or attempt to do any of the foregoing in order to:

                  (i) cause any person, business or entity which is a supplier or customer of the Company, NIPSCO or its subsidiaries at any time during the term of his employment to terminate any written or oral agreement or understanding with the Company, NIPSCO or its subsidiaries; or

                  (ii) cause any person employed by the Company, NIPSCO or its subsidiaries at any time during the term of his employment to terminate their employment with the Company, NIPSCO or its subsidiaries in order to work for any individual, firm, corporation, institution or company engaged in the Same or Similar Activities carried on by the Company, NIPSCO or its subsidiaries in any of the United States (excluding Alaska and Hawaii).

         (c) Judicial Modification of Covenants Concerning Competition. If any provision contained in this Section 1 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section l, rather this Section 1 shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be of a duration of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provisions shall not be construed to be null, void or of no effect, but, to the extent such provision would be valid or enforceable under applicable law if limited in scope or duration, a court of competent jurisdiction shall construe and interpret or reform this Section 1 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law.

         (d) Company's and NIPSCO's Interest. Young acknowledges that the Company and NIPSCO and its subsidiaries have a legitimate interest which the provisions of this Section 1 are reasonably necessary to protect, that the restrictions on competition contained in this Section 1 are reasonable and that the consideration set forth in Section 2 is sufficient for purposes of this
Section 1.

         (e) Survival of Obligations. If Young's employment with the Company is terminated for any reason, Young's duties, obligations and responsibilities under this Noncompetition Agreement shall survive and shall continue as set forth herein.

                                2. CONSIDERATION

         In consideration of Young entering into this Noncompetition Agreement, Young shall be paid compensation as follows:

         (a) Consideration. In consideration of Young entering into this Noncompetition Agreement, the Company will be making principal payments to Young in connection with this Noncompetition Agreement in the amount of $3,200,000. Except as provided in this Section 2(a), the Company shall pay Young the payment in the amounts shown in the column "Payment" and on the dates set forth on
Schedule 2(a) attached hereto. In the event Young is not a director of NIPSCO on June 30, 2002, and his failure to be a director is not due to his death or resignation as a director, then the Company shall pay Young the amount shown in the column "Payment" for June 2002 as set forth in Schedule 2(b) attached hereto. In the event Young is not a director of NIPSCO at any time between June 30, 1999 and June 30, 2005, and such failure is due to Young's resignation as a director, then the Company shall pay to Young in a lump sum the sum of the amounts set forth in the columns "End Balance" and "Payment" on Schedule 2(a) which corresponds to the date of the calendar quarter during which such resignation occurs. If Young dies prior to the payment by the Company of all of the amounts set forth on Schedule 2(a) and Young has a surviving spouse, at the option of Young's surviving spouse, the Company shall either (i) pay to Young's surviving spouse in a lump sum the sum of the amounts set forth on Schedule 2(a) in the columns "End Balance" and "Payment" which corresponds to the date of the calendar quarter during which Young died or (ii) continue to pay to Young's surviving spouse the payment plus accrued interest thereon in the amounts and on the dates set forth on Schedule 2(a). If Young dies prior to the payment by the Company of all of the amounts set forth on Schedule 2(a) and Young does not have a surviving spouse, the Company shall pay to Young's Beneficiary in a lump sum the sum of the amounts set forth on Schedule 2(a) in the columns "End Balance" and "Payment" which corresponds to the date of the calendar quarter during which Young died.

         For purposes of this Agreement, Young's "Beneficiary" shall be any person, trust or other entity designated in writing by Young, or if not so designated, the personal representative of Young's estate or if no such representative shall be appointed within six months after the date of Young's death, Young's heirs under the laws of descent arid distribution in effect in the state in which Young is domiciled at the date of his death.

                                   3. BREACH

         Young acknowledges that the Company would be irreparably harmed by any breach of Section 1 and that there would be no adequate remedy at law or in damages to compensate the Company for any such breach. Accordingly, the Company will be entitled, in addition to any offer rights or remedies it may have at law or in equity, to apply for an injunction enjoining and restraining Young from doing or continuing to do any such act or any other violations or threatened violations of Section 1.

                                   4. NOTICES

         Any notice or communication given pursuant to this Noncompetition Agreement must be in writing and shall be effective only if delivered personally; or sent by facsimile transmission; or delivered by overnight courier service; or sent by certified mall, postage paid, return receipt requested, to the recipient at the address indicated below or to such other address as the party being notified may have previously furnished to the other party by written notice pursuant to this Section 4:

         If to the Company or NIPSCO, to:

                  NIPSCO Industries, Inc.
                  801 East 86th Avenue
                  Merrillville, Indiana 46410
                  Telephone: (219) 647-6004
                  Facsimile: (219) 647-6061
                  Attn:      Chairman, President and Chief Executive Officer

         If to Young, to:

                  Roger A. Young
                  125 Mill Street
                  P. O. Box 95
                  Sherborn, Massachusetts 01770
                  Telephone: (548) 653-1534

         Notices under this Noncompetition Agreement shall be effective and deemed received on the date of personal delivery or facsimile transmission (as evidenced by facsimile confirmation of transmission); on the day after sending by overnight courier service (as evidenced by the shipping invoice signed by a representative of the recipient); or on the date of actual delivery to the party to whom such notice or communication was sent by certified mail, postage prepaid, return receipt requested (as evidenced by the return receipt signed by a representative of such party).

                         5. ENTIRE AGREEMENT; AMENDMENT

         This Noncompetition Agreement represents the entire agreement of the Company and Young with respect to the matters set forth in it. No amendment or modification of the terms of this Noncompetition Agreement shall be binding upon the parties unless reduced to writing and signed by each of the parties.

                                6. SEVERABILITY

         Any provision of this Noncompetition Agreement prohibited by law or deemed unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions.

                                7. GOVERNING LAW

         This Noncompetition Agreement shall be interpreted and construed under the laws of the State of Indiana.

                           8. SUCCESSORS AND ASSIGNS

         This Noncompetition Agreement shall inure to the benefit of the Company and its successors and assigns.

                                   9. WAIVER

         No waiver by any party at any time of any breach by the other party of, or compliance with, any condition or provision of this Noncompetition Agreement to be performed by such other party shall be deemed a waiver of any other provisions or conditions at the same time or at any prior or subsequent time.

                           10. SURVIVAL OF AGREEMENT

         This Noncompetition Agreement shall survive the termination of Young's employment with the Company and shall survive until the expiration or termination of this Noncompetition Agreement.

                                11. COUNTERPARTS

         This Noncompetition Agreement may be executed in counterparts, each of which shall be deemed an original.

                            12. LITIGATION EXPENSES

         In the event of any litigation or other proceeding between the Company and Young with respect to the subject matter of this Agreement and the enforcement of rights hereunder, the Company shall reimburse Young for all reasonable costs and expenses relating to such litigation or other proceeding as they are incurred, including reasonable attorneys fees and expenses, regardless of whether such litigation results in any settlement or judgment or order in favor of any party; provided, however, that any claim or action initiated by Young relating to this Agreement shall have been made or brought after reasonable inquiry and shall be well-grounded, in fact, and warranted by existing law or a good faith argument for the extension, modification or reversal of existing law, and that is not interposed for any improper purpose, such as to harass or to cause unnecessary delay or needless increase in the cost of litigation.

         Notwithstanding any provision of Indiana law to the contrary, in no event shall Young be required to reimburse the Company for any of the costs and expenses relating to such litigation or other proceeding. The obligation of the Company under this paragraph 12 shall survive the termination for any reason of this Agreement (whether such termination is by the Company by Young, upon expiration of this Agreement or otherwise).

             [The remainder of this page left intentionally blank.]

         IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have duly executed this Noncompetition Agreement as of the day and year first set forth above.

                                   BAY STATE GAS COMPANY

                                   By: /s/ Jeffrey W. Yundt
                                   Title: President and CEO

                                   /s/ Roger A. Young
                                   ROGER A. YOUNG


         The undersigned hereby guarantees the performance of the Company of its obligations hereunder.

                                   NIPSCO INDUSTRIES, INC.

                                   By: /s/ Mark D. Wyckoff
                                   Title: Vice President, Human Resources

                                  SCHEDULE 2(a)

Roger Young                                                         Non Compete

              Ending Date First Period              3/31/00
              Deferral                                    0 quarters
              Interest Only                               0 quarters
              Principal                                  22 quarters
              Interest Rate                            6.76%           1.69%

    Quarter                   Beg                                                               End
 Period Ending              Balance          Interest       Principal          Payment        Balance
 1       Mar-00            3,200,000          54,080           -4,080           50,000       3,204,080
 2       Jun-00            3,204,080          54,149           -4,149           50,000       3,208,229
 3       Sep-00            3,208,229          54,219           -4,219           50,000       3,212,448
 4       Dec-00            3,212,448          54,290           -4,290           50,000       3,216,738
 5       Mar-01            3,216,738          54,363           -4,363           50,000       3,221,101
 6       Jun-01            3,221,101          54,437           -4,437           50,000       3,225,538
 7       Sep-01            3,225,538          54,512           -4,512           50,000       3,230,049
 8       Dec-01            3,230,049          54,588           -4,588           50,000       3,234,637
 9       Mar-02            3,234,637          54,665           -4,665           50,000       3,239,303
10       Jun-02            3,239,303          54,744           -4,744           50,000       3,224,047
11       Sep-02            3,244,047          54,824           -4,824           50,000       3,248,871
12       Dec-02            3,248,871          54,906           -4,906           50,000       3,253,777
13       Mar-03            3,253,777          54,989           -4,989           50,000       3,258,766
14       Jun-03            3,258,766          55,073           -5,073           50,000       3,263,839
15       Sep-03            3,263,839          55,159           -5,159           50,000       3,268,998
16       Dec-03            3,268,998          55,246           -5,246           50,000       3,274,244
17       Mar-04            3,274,244          55,335           -5,335           50,000       3,279,579
18       Jun-04            3,279,579          55,425           -5,425           50,000       3,285,004
19       Sep-04            3,285,004          55,517           -5,517           50,000       3,290,520
20       Dec-04            3,290,520          55,610           -5,610           50,000       3,296,130
21       Mar-05            3,296,130          55,705           -5,705           50,000       3,301,835
22       Jun-05            3,301,835          55,801        3,301,835        3,357,636               0
23       Sep-05                    0               0                0                0               0
24       Dec-05                    0               0                0                0               0
25       Mar-06                    0               0                0                0               0
26       Jun-06                    0               0                0                0               0
27       Sep-06                    0               0                0                0               0
28       Dec-06                    0               0                0                0               0
29       Mar-07                    0               0                0                0               0
30       Jun-07                    0               0                0                0               0
31       Sep-07                    0               0                0                0               0
32       Dec-07                    0               0                0                0               0
33       Mar-08                    0               0                0                0               0
34       Jun-08                    0               0                0                0               0
35       Sep-08                    0               0                0                0               0
36       Dec-08                    0               0                0                0               0
37       Mar-09                    0               0                0                0               0
38       Jun-09                    0               0                0                0               0
39       Sep-09                    0               0                0                0               0
40       Dec-09                    0               0                0                0               0

                                  SCHEDULE 2(b)

Roger Young                                                         Non Compete

               Ending Date First Period              3/31/00
               Deferral                                    0 quarters
               Interest Only                               0 quarters
               Principal                                  22 quarters
               Interest Rate                            6.76%           1.69%

    Quarter                   Beg                                                               End
 Period Ending              Balance          Interest       Principal         Payment         Balance
 1       Mar-00            3,200,000          54,080           -4,080           50,000       3,204,080
 2       Jun-00            3,204,080          54,149           -4,149           50,000       3,208,229
 3       Sep-00            3,208,229          54,219           -4,219           50,000       3,212,448
 4       Dec-00            3,212,448          54,290           -4,290           50,000       3,216,738
 5       Mar-01            3,216,738          54,363           -4,363           50,000       3,221,101
 6       Jun-01            3,221,101          54,437           -4,437           50,000       3,225,538
 7       Sep-01            3,225,538          54,512           -4,512           50,000       3,230,049
 8       Dec-01            3,230,049          54,588           -4,588           50,000       3,234,637
 9       Mar-02            3,234,637          54,665           -4,665           50,000       3,239,303
10       Jun-02            3,239,303          54,744        3,239,303        3,294,047               0
11       Sep-02                    0               0                0                0               0
12       Dec-02                    0               0                0                0               0
13       Mar-03                    0               0                0                0               0
14       Jun-03                    0               0                0                0               0
15       Sep-03                    0               0                0                0               0
16       Dec-03                    0               0                0                0               0
17       Mar-04                    0               0                0                0               0
18       Jun-04                    0               0                0                0               0
19       Sep-04                    0               0                0                0               0
20       Dec-04                    0               0                0                0               0
21       Mar-05                    0               0                0                0               0
22       Jun-05                    0               0                0                0               0
23       Sep-05                    0               0                0                0               0
24       Dec-05                    0               0                0                0               0
25       Mar-06                    0               0                0                0               0
26       Jun-06                    0               0                0                0               0
27       Sep-06                    0               0                0                0               0
28       Dec-06                    0               0                0                0               0
29       Mar-07                    0               0                0                0               0
30       Jun-07                    0               0                0                0               0
31       Sep-07                    0               0                0                0               0
32       Dec-07                    0               0                0                0               0
33       Mar-08                    0               0                0                0               0
34       Jun-08                    0               0                0                0               0
35       Sep-08                    0               0                0                0               0
36       Dec-08                    0               0                0                0               0
37       Mar-09                    0               0                0                0               0
38       Jun-09                    0               0                0                0               0
39       Sep-09                    0               0                0                0               0
40       Dec-09                    0               0                0                0               0